UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2016 (July 28, 2016)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As noted in the Memorial Resource Development Corp. (the “Company”) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, filed with the Securities and Exchange Commission (“SEC”) on July 28, 2016, the Company sold Memorial Production Partners GP LLC (“MEMP GP”), the general partner of Memorial Production Partners LP (“MEMP”), Beta Operating Company, LLC  and MEMP Services LLC (collectively, the “Disposition Entities”) to MEMP for $0.75 million in cash on June 1, 2016.  Item 6 “Selected Financial Data,”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” Item 7A “Quantitative and Qualitative Disclosures about Market Risk” and Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 24, 2016 (“2015 Form 10-K”) have been retrospectively revised to reflect the divesture of the Disposition Entities and its subsidiaries as discontinued operations for all periods presented.

There have been no revisions or updates to any other sections of the 2015 Form 10-K. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the 2015 Form 10-K, except for the recast of certain financial information as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the 2015 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K and the Company’s filings with the SEC subsequent to the filing of the 2015 Form 10-K, including any amendments to those filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Description

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Netherland, Sewell & Associates, Inc.

99.1*	—

Recast of Item 6 “Selected Financial Data,” Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Item 7A “Quantitative and Qualitative Disclosures about Market Risk” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

99.2*	—	Recast of Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

99.3	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (File No. 001-36490) filed on February 24, 2016).

101.CAL*	—	XBRL Calculation Linkbase Document

101.DEF*	—	XBRL Definition Linkbase Document

101.INS*	—	XBRL Instance Document

101.LAB*	—	XBRL Labels Linkbase Document

101.PRE*	—	XBRL Presentation Linkbase Document

101.SCH*	—	XBRL Schema Document

* Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: July 28, 2016	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number		Description

23.1*	—	Consent of KPMG LLP

23.2*	—	Consent of Netherland, Sewell & Associates, Inc.

99.1*	—

Recast of Item 6 “Selected Financial Data,” Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and Item 7A “Quantitative and Qualitative Disclosures about Market Risk”

99.2*	—	Recast of Item 8 “Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

99.3	—

Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (File No. 001-36490) filed on February 24, 2016).

101.CAL*	—	XBRL Calculation Linkbase Document

101.DEF*	—	XBRL Definition Linkbase Document

101.INS*	—	XBRL Instance Document

101.LAB*	—	XBRL Labels Linkbase Document

101.PRE*	—	XBRL Presentation Linkbase Document

101.SCH*	—	XBRL Schema Document

* Filed as an Exhibit to this Current Report on Form 8-K.